Exhibit 2

                      PLAN AND AGREEMENT OF REORGANIZATION

                                     BETWEEN

                         GLOBAL BUSINESS SERVICES, INC.

                                       AND

                               CYBER CENTERS, INC.

                                       AND

                     THE STOCKHOLDERS OF CYBER CENTERS, INC.

                             DATED FEBRUARY 22, 2002




                      PLAN AND AGREEMENT OF REORGANIZATION

     This PLAN AND AGREEMENT OF REORGANIZATION ("Agreement") is entered into on this 22nd day of February, 2002, by and between Global Business Services, Inc., a Delaware corporation ("GLOBAL"), Cyber Centers, Inc., a Nevada corporation ("CYBER"), for itself and on behalf of the persons listed on Exhibit A, attached hereto, who are the registered owners of 100% of the issued and outstanding shares of common stock of CYBER (the "Stockholders" or the "CYBER Stockholders").



                             PLAN OF REORGANIZATION

     The transaction contemplated by this Agreement is intended to be a "tax free" exchange as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, pursuant to which the Stockholders will exchange all of the currently issued and outstanding shares of Cyber Centers, Inc., common stock, $0.008 par value per share (the "CYBER Common Stock") for (a) approximately 3,157,238 shares of newly issued GLOBAL common stock, $0.01 par value per share (the "GLOBAL Common Stock"); (b) approximately 3,157,238 shares of newly issued Class A Voting Preferred Stock of GLOBAL ("GLOBAL Class A Preferred"); and (c) approximately 3,157,238 shares of newly issued Class B Preferred Stock of GLOBAL ("GLOBAL Class B Preferred").

                                    AGREEMENT

                                    SECTION 1

                         TRANSFER OF CYBER COMMON STOCK

     The CYBER Stockholders, following the completion of the offering described in Section 3.6.1 and at the date of closing as such term is defined in Section 3 hereof (the "Closing" or the "Closing Date"), shall transfer, assign, convey and deliver to GLOBAL, certificate(s) representing at least 90% and up to 100% of the outstanding CYBER Common Stock. The transfer of the CYBER Common Stock shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, whether disclosed or undisclosed, except as CYBER and GLOBAL shall have otherwise agreed herein in writing. GLOBAL and CYBER acknowledge and agree that


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

the actual certificates held by the Stockholders shall be transferred, assigned, conveyed and delivered to GLOBAL subsequent to the date of this Agreement.

                                    SECTION 2

                 ISSUANCE OF GLOBAL STOCK TO CYBER STOCKHOLDERS

     2.1 Issuance and Delivery of Exchange Shares. Subject to the terms and conditions contained in this Agreement, at the Closing, GLOBAL shall acquire from the Stockholders, and each Stockholder shall transfer, assign, convey and deliver to GLOBAL, that number of shares of CYBER Common Stock set forth next to each such Stockholder's name on Exhibit A. Subject to the provisions below regarding fractional shares, as consideration for the transfer, assignment, conveyance and delivery of the CYBER Common Stock hereunder, as of the Closing, GLOBAL shall issue to the Stockholders, one (1) share of GLOBAL Common Stock, one (1) share of GLOBAL Class A Preferred Stock (which shall be convertible after twelve months from the date of this Agreement into 1.1 shares of GLOBAL Common Stock), and one (1) share of GLOBAL Class B Preferred Stock (which shall be convertible after twenty four months from the date of this Agreement into 1.2 shares of GLOBAL Common Stock) in exchange for every three (3) shares of CYBER Common Stock held by the CYBER Stockholders immediately prior to the Closing, constituting an aggregate of approximately 3,157,238 shares of GLOBAL Common Stock, approximately 3,157,238 shares of GLOBAL Class A Preferred Stock, and approximately 3,157,238 shares of GLOBAL Class B Preferred Stock, which shall initially represent approximately 38% of the outstanding Common Stock of GLOBAL, 100% of the outstanding GLOBAL Class A Preferred Stock and 100% of the outstanding GLOBAL Class B Preferred Stock following the Closing of this Agreement (the Common Stock and Preferred Stock of GLOBAL are collectively hereinafter referred to as the "Exchange Shares") on a fully diluted basis. Assuming (a) full conversion of the GLOBAL Class A Preferred Stock and the GLOBAL Class B Preferred Stock and (b) the absence of additional issuances of GLOBAL Common Stock prior to February 22, 2004, the CYBER Stockholders would own as of such date, in the aggregate, approximately 67.5% of the outstanding Common Stock of GLOBAL. The parties intend that the Exchange Shares being issued by GLOBAL will be exchanged for all CYBER Common Stock currently outstanding. To the extent that at the Closing GLOBAL acquires less than all CYBER Common Stock currently outstanding, GLOBAL may pro-rate the number of shares of GLOBAL Common Stock, GLOBAL Class A Preferred, and GLOBAL Class B Preferred to be issued to the CYBER Stockholders by that percentage of CYBER Common Stock currently outstanding that GLOBAL does receive. If at the Closing GLOBAL does not acquire at least 90% of all CYBER Common Stock currently outstanding pursuant to this Agreement, GLOBAL may terminate this Agreement and thereupon shall have no obligations hereunder.

     2.2 Escrow of Exchange Shares. Upon execution of this Agreement, GLOBAL shall issue to CYBER, as custodian for the CYBER Stockholders, as of the date of this Agreement, one (1) stock certificate representing 3,157,238 shares of GLOBAL Common Stock, one (1) stock certificate representing 3,157,238 shares of GLOBAL Class A Preferred Stock, and one (1) stock certificate representing 3,157,238 shares of GLOBAL Class B Preferred Stock. Said Exchange Shares shall be placed in an Escrow Account pursuant to an Escrow Agreement and Escrow Instructions, attached hereto as Exhibit C and Exhibit D, respectively. Said Exchange Shares shall be released from Escrow pursuant to the Escrow Agreement and Escrow Instructions.

     2.3 No Liens or Encumbrances on Exchange Shares. The issuance of the Exchange Shares shall be made free and clear of all liens, mortgages, pledges, encumbrances or charges, whether disclosed or undisclosed.

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

     2.4 Fractional Shares. Notwithstanding any other term or provision of this Agreement, no fractional share of GLOBAL Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, or option to purchase a fractional share of GLOBAL Common Stock, will be issued and no CYBER Stockholder have any right to receive cash in lieu thereof. Each CYBER Shareholder's pro rata share of GLOBAL Exchange Shares shall be rounded up to the nearest whole number of shares.

     2.5 No Registration of the Exchange Shares. None of the Exchange Shares issued to the CYBER Stockholders shall, at the time of Closing (or in the case of GLOBAL Common Stock issued upon conversion of the Class A Preferred Shares and Class B Preferred Shares, at the time of such issuance), be registered under federal or state securities laws but, rather, shall be issued pursuant to an exemption therefrom and shall be considered "restricted stock" within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The GLOBAL Stock so issued shall bear a legend worded substantially as follows:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT THEN IN EFFECT UNDER THE SECURITIES ACT, (2) IN COMPLIANCE WITH RULE 144, OR (3) PURSUANT TO AN OPINION OF COUNSEL TO THE ISSUER HEREOF, SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER TO SELL, PLEDGE, HYPOTHECATION, TRANSFER OR ASSIGNMENT."

GLOBAL's transfer agent shall annotate its records to reflect the restrictions on transfer embodied in the legend set forth above. There shall be no requirement that GLOBAL register the Exchange Shares under the Securities Act but GLOBAL may agree to register such shares later under such terms and conditions as the board of directors of GLOBAL, exercising reasonable business judgment and considering the best interests of GLOBAL and all of its Stockholders, may determine.


                                    SECTION 3

                                    CLOSING

     3.1 Closing of Transaction. The Closing of the Exchange Transaction (the "Closing" or "Closing Date") shall take place as soon as practicable after the execution of this Agreement, at such time as shall be mutually agreed upon by the parties. The Closing shall take place at the offices of GLOBAL set forth in
Section 12.6.

     3.2 Deliveries at Signing of Agreement by CYBER. Prior to executing this Agreement, CYBER shall deliver or cause to be delivered to GLOBAL:

          3.2.1  a  copy  of  a  the  consent  of  CYBER's  Board  of  Directors
     authorizing   CYBER  to  take  the  necessary   steps  toward  Closing  the
     transaction  described by this  Agreement;  and

          3.2.2 a certificate in the amount of 9,471,715 shares of CYBER Common Stock, which amount represents 100% of the issued and outstanding shares of CYBER Common Stock, which certificate shall be placed in the escrow account described in Section 2.2 of this Agreement.

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

     3.3 Deliveries as of the Date of Signing of Agreement by GLOBAL. As of the date of signing of this Agreement, GLOBAL shall deliver or cause to be delivered to CYBER:

          3.3.1  a  copy  of a  the  consent  of  GLOBAL's  Board  of  Directors
     authorizing   GLOBAL  to  take  the  necessary  steps  toward  Closing  the transaction described by this Agreement;

          3.3.2 GLOBAL shall deposit into escrow the Exchange Shares as set forth in Section 2.2.

     3.4 Deliveries at Closing by CYBER. CYBER shall deliver or cause to be delivered to GLOBAL at the Closing:

          3.4.1 certificate(s) representing up to 100% of the issued and outstanding shares of CYBER, as of the date of this Agreement (which shall replace the master certificate described in Section 3.3.2 hereof), duly endorsed by the original owners;

          3.4.1 a copy of a Certificate of Good Standing for CYBER issued not more than 10 days prior to Closing by the Nevada Secretary of State.

     3.5 Deliveries at Closing by GLOBAL. GLOBAL shall deliver or cause to be delivered to CYBER at the Closing:

          3.5.1 certificates representing the Exchange Shares, in the names of the CYBER Stockholders, with the aggregate amount being described in
     Section 2.1 (which certificates shall, in the aggregate, replace the master certificates described in Section 2.2);

          3.5.2 a copy of a Certificate of Good Standing for GLOBAL issued not more than 10 days prior to the Closing by the Delaware Secretary of State.



     3.6. Offering By GLOBAL Following Closing. Promptly following the Closing GLOBAL shall make an offering (the "Offering") of the Exchange Shares to each of the CYBER Stockholders on the basis of one share of GLOBAL common stock, one share of GLOBAL Class A preferred stock and, and one share of GLOBAL Class B preferred stock (collectively, the "GLOBAL Securities") for each share of CYBER stock. The Offering shall conducted in all respects pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended. Each of the CYBER Stockholders shall be provided with the information regarding GLOBAL set forth in Rule 502(b)(2)(ii)(A)(C) of Regulation D. In addition GLOBAL shall afford the CYBER Stockholders the opportunity to ask questions of and receive answers from the officers or other representatives of GLOBAL concerning the Offering and shall provide to the CYBER Stockholders copies of any documents reasonably requested by any such person. The Offering shall be made based upon the representation by management of CYBER that no more than 35 CYBER Stockholders are not "accredited investors" as that term is defined in Rule 501(a) of Regulation D. In the event that during the course of the Offering it shall be determined by either counsel to GLOBAL or counsel to CYBER that more than 35 CYBER Stockholders are not accredited investors, CYBER shall take such steps as counsel shall advise to exclude such CYBER Stockholders from the Offering, acquire their shares of CYBER stock and obtain from them appropriate releases of CYBER and GLOBAL. GLOBAL shall comply with the provisions of Rule 503 of Regulation D by filing with the Securities and Exchange Commission the notice on Form D required by such Rule and any amendments thereto required by subparagraph
(d) of Rule 503. Counsel to GLOBAL shall be responsible for complying with the securities or "blue sky" laws and regulations of the respective states in which the CYBER Stockholders shall reside.

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

     CYBER Stockholders accepting the exchange offer shall execute such documents as CYBER, GLOBAL and their respective counsel shall mutually agree upon. Following the execution of all such documents and upon the receipt by GLOBAL of acceptances from CYBER Stockholders holding at least 90% of the outstanding CYBER shares, GLOBAL shall give appropriate notice to its transfer agent to prepare certificates representing the GLOBAL securities in the names of and respective amounts to which the accepting CYBER Stockholders shall be entitled, to distribute such certificates representing the GLOBAL securities to the accepting CYBER Stockholders, to receive from the accepting CYBER Stockholders the shares of CYBER stock being surrendered by them and to cancel all such certificates. In the event that holders of less than 90% of the outstanding shares of CYBER stock accept the Offering, GLOBAL shall have the right but not the obligation to cancel the Offering in its entirety and to terminate this agreement.

     3.7 Filings; Cooperation CYBER and GLOBAL shall, on request and without further consideration, cooperate with one another by furnishing or using their best efforts to cause others to furnish any additional information and/or executing and delivering or using their best efforts to cause others to execute and deliver any additional documents and/or instruments, and doing or using their best efforts to cause others to do any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.


                                                      SECTION 4

                                          REPRESENTATIONS AND WARRANTIES BY
                                                       CYBER

     Subject to the schedules, attached hereto and incorporated herein by this reference, (which schedules shall be acceptable to GLOBAL), CYBER represents and warrants to GLOBAL as follows:

     4.1 Organization and Good Standing of CYBER. The Articles of Incorporation of CYBER and all amendments thereto as presently in effect, certified by the Nevada Secretary of State, and the Bylaws of CYBER as presently in effect, certified by the President and Secretary of CYBER, have been delivered to GLOBAL and are complete and correct and since the date of such delivery, there has been no amendment, modification or other change thereto.

     4.2 Capitalization. CYBER's authorized capital stock consists of 30,000,000 shares of common stock, $0.0008 par value per share (defined above as "CYBER Common Stock"), of which approximately 9,471,715 shares of CYBER Common Stock shall be issued and currently outstanding at the date of this Agreement and the Closing Date. All of such outstanding shares are validly issued, fully paid and nonassessable. Except for options (the "CYBER Options") to purchase an aggregate of 215,000 CYBER Shares and warrants to purchase an aggregate of 67,700 CYBER Shares, CYBER has no other securities, or rights, or options, or warrants to purchase or acquire securities outstanding . CYBER has no currently outstanding promissory notes, other securities or debt instruments except as set forth in
Schedule 4.2. No other equity securities or debt instruments of CYBER are authorized, issued or outstanding. CYBER currently has approximately 450 Stockholders. All securities issued by CYBER as of the date of this Agreement and as of the Closing Date have and shall have been issued in full compliance with all applicable state and federal securities laws and regulations.

     4.3 Subsidiaries. Except as disclosed in Schedule 4.3, CYBER has no subsidiaries and no other material investments, directly or indirectly, or other material financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

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

     4.4 Financial Statements. Attached hereto as Schedule 4.5 are CYBER's audited financial statements for the fiscal years ended June 30, 2000 and June 30, 2001 prepared in accordance with generally accepted accounting principles
("GAAP") consistently applied (collectively referred to as the "Financial Statements"). Other than changes in the usual and ordinary conduct of the business, since June 30, 2001, there have been no material adverse changes in such financial statements.

     4.5 Absence of Undisclosed Liabilities. CYBER has no liabilities which are not adequately reflected or reserved against in the CYBER Financial Statements or otherwise reflected in this Agreement, and CYBER shall not have as of the Closing Date, any liabilities, secured or unsecured and whether accrued, absolute, contingent, direct, indirect or otherwise, which were incurred after December 31, 2001 other than those incurred in the ordinary course of business and which, either individually or in the aggregate, are not material to the results of operations or financial condition of CYBER as of the Closing Date.

     4.6 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against CYBER or its properties. Except as disclosed in Schedule 4.6, there are no claims, actions, suits or proceedings pending, or, to the knowledge of CYBER, threatened against or affecting CYBER, or any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of CYBER which might result in any material adverse change in the operations or financial condition of CYBER, or which might prevent or materially impede the consummation of the transactions under this Agreement.

     4.7 Compliance with Laws. Except as set forth in Schedule 4.7, the operations and affairs of CYBER do not violate any law, ordinance, rule or regulation currently in effect, or any order, writ, injunction or decree of any court or governmental agency, the violation of which would materially affect the business, financial condition or operations of CYBER.

     4.8 Absence of Certain Changes. Except as set forth in Schedule 4.8 or otherwise disclosed in writing to GLOBAL, since December 31, 2001:

          4.8.1 other than in the normal course of business, CYBER has not entered into any material transaction;

          4.8.2  there has been no  material  adverse  change  in the  condition
     (financial or otherwise), business, property, prospects, assets or liabilities of CYBER as shown on the CYBER Financial Statements, other than changes that both individually and in the aggregate do not have a consequence that is materially adverse to such condition, business, property, prospects, assets or liabilities;

          4.8.3 there has been no material damage to, destruction of or loss of any of the properties or assets of CYBER (whether or not covered by insurance) materially and adversely affecting the condition (financial or otherwise), business, property, prospects, assets or liabilities of CYBER;

          4.8.4 CYBER has not declared or paid any dividend or made any distribution on its capital stock, redeemed, purchased or otherwise acquired any of its capital stock, granted any options to purchase shares of its stock, or issued any shares of its capital stock;

          4.8.5 there has been no material change, except in the ordinary course of business, in the contingent obligations of CYBER by way of guaranty, endorsement, indemnity, warranty or otherwise;

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

          4.8.6 there have been no loans made by CYBER to its employees, officers or directors;

          4.8.7 there has been no waiver or compromise by CYBER of a valuable right or of a material debt owed to it;

          4.8.8 other than in the normal course of business, there has been no extraordinary increase (defined herein as an increase in excess of 40% of such compensation as of January 1, 2002) in the compensation of any CYBER employees;

          4.8.9 other than in the normal course of business, there has been no agreement or commitment by CYBER to do or perform any of the acts described in this Section 4.8; and

          4.8.10 there has been no other event or condition of any character which might reasonably be expected either to result in a material adverse change in the condition (financial or otherwise) business, property, prospects, assets or liabilities of CYBER or to impair materially the ability of CYBER to conduct the business now being conducted.


     4.9 Assets. All of the assets reflected on the CYBER Financial Statements or acquired and held as of the Closing Date, other than any capital leases, are, and on the Closing Date will be, owned by CYBER. Except as set forth in Schedule 4.9, CYBER owns outright and has good and marketable title, or holds valid and enforceable leases, to all of such assets, and no liens exist, except for liens placed upon the property at the time of purchase or lease or through one or more financing transactions. None of CYBER's equipment has any material defects and in all material respects is in good operating condition and repair, is adequate for the uses to which it is being put and is not in need of maintenance or repairs, except for ordinary, routine maintenance and repair. All inventory held by CYBER is fit and available for use or resale. Except to the extent disclosed in Schedule 4.9 to this Agreement or reserved against on its balance sheet as of June 30, 2001, neither CYBER nor any of the CYBER Stockholders have any reason to believe that any of the accounts and contracts receivable existing would be uncollectible in whole or material part.

     4.10 Tax Matters. Except as set forth on Schedule 4.10 all federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of CYBER have been timely filed. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of CYBER. Except as set forth in Schedule 4.10 since December 31, 2001, CYBER has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business. With respect to such tax or assessment, CYBER is not delinquent and no deficiencies for any amount of such tax have been proposed or assessed.

     4.11 Contracts. Set forth on Schedule 4.11 hereto is a true and complete list of all material contracts, agreements or commitments to which CYBER is a party or is bound. All such material contracts, agreements and commitments are valid and binding on CYBER in accordance with their respective terms.

     4.12 Operating Authorities. Except as set forth on Schedule 4.12, CYBER has all material operating authorities, governmental certificates and licenses, permits, authorizations and approvals ("Permits") required to conduct its business as presently conducted. Such Permits are set forth on Schedule 4.12. Except as set forth on Schedule 4.12 or otherwise disclosed in this Agreement, since January 1, 2000 there has not been any notice or adverse development


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

regarding such Permits; such Permits are in full force and effect; no material violations are or have been recorded in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit.

     4.13 Books and Records. The books and records of CYBER are complete and correct, are maintained in accordance with good business practice and accurately present and reflect, in all material respects, all of the transactions therein described, and there have been no transactions involving CYBER which properly should have been set forth therein and which have not been accurately so set forth.

     4.14 Authority to Execute Agreement. The Board of Directors of CYBER, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by CYBER of this Agreement, and has duly agreed to each of the transactions hereby contemplated. CYBER has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. CYBER has taken all actions required by law, its Certificate of Incorporation, as amended, or otherwise to authorize the execution and delivery of this Agreement. This Agreement is valid and binding upon CYBER and the CYBER Stockholders in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Articles of Incorporation, as amended, or the Bylaws, as amended, of CYBER or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to CYBER or any of the CYBER Stockholders.

     4.15 Non-Accredited Investors. There are no more than 35 non-accredited CYBER Stockholders who are U.S. Persons within the meaning of Regulation D under the Securities Act of 1933.

     4.16 Finder's, Broker 's Fees. Neither CYBER nor the CYBER Stockholders are liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

     4.17 Disclosure. CYBER has disclosed all events, conditions and facts materially affecting the business and prospects of CYBER. CYBER has not withheld knowledge of any such events, conditions or facts which CYBER knows, or has reasonable grounds to know, may materially affect CYBER's business and prospects. No representation or warranty by CYBER in this Agreement nor any certificate, exhibit, schedule or other written document or statement, furnished to GLOBAL by CYBER in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    SECTION 5

                    REPRESENTATIONS AND WARRANTIES BY GLOBAL

 GLOBAL represents and warrants to CYBER and the CYBER Stockholders as follows:

     5.1 Organization and Good Standing. GLOBAL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or lease its properties and to carry on its business as now being conducted and as proposed to be conducted.

     5.2 Capitalization. At the Closing, GLOBAL's authorized capital stock will consist of (a) 50,000,000 shares of $0.01 par value Common Stock (defined above as "GLOBAL Common Stock"), of which approximately 5,010,570 shares are outstanding at the date of this Agreement; and (b) 10,000,000 shares of preferred stock. There are no shares of GLOBAL's preferred stock outstanding as of the date of this Agreement. To the best of GLOBAL's knowledge, there are approximately 100 stockholders of record. Prior to the Closing, no options
("GLOBAL Options") to purchase shares of GLOBAL Common Stock will have been granted under any plan or agreement, and no commitment to issue options or securities of GLOBAL will have been made.

     5.3 Authority to Execute Agreement. The Board of Directors of GLOBAL, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by GLOBAL of this Agreement, and has duly agreed to each of the transactions hereby contemplated. GLOBAL has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. Subject to obtaining the approval of GLOBAL's stockholders to this Agreement and the transactions contemplated hereby, GLOBAL has taken all actions required by law, its Certificate of Incorporation, as amended, or otherwise to authorize the execution and delivery of this Agreement and this Agreement is valid and binding upon GLOBAL. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the Certificate of Incorporation, as amended, or the Bylaws, as amended, of GLOBAL, or any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to GLOBAL.

     5.4 Subsidiaries. Except as disclosed in Schedule 5.4, GLOBAL has no subsidiaries and no investments, directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     5.5 Financial Statements. GLOBAL has delivered to CYBER copies of all GLOBAL's audited financial statements for the fiscal years ended October 31, 2000 and October 31, 2001 all of which are true and complete and have been prepared in accordance with generally accepted accounting principles.

     5.6 Absence of Certain Changes. GLOBAL is engaged in no active business and conducts no operations. Since October 31, 2001, there has been no material change in GLOBAL's financial condition, assets or liabilities, except capital contributions and the incurring of expenses in connection with the transaction with CYBER, which expenses, incurred prior to the Closing, shall be paid by GLOBAL prior to the Closing and shall not be the responsibility of GLOBAL thereafter..

     5.7 Absence of Undisclosed Liabilities. Except to the extent reflected in GLOBAL's balance sheet as of October 31, 2001 or otherwise disclosed on Schedule 5.7, GLOBAL has no other liabilities, as of such date, of any nature, whether accrued, absolute, contingent, or otherwise.

     5.8 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against GLOBAL or its properties. Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending, or, to the knowledge of GLOBAL, threatened against or affecting GLOBAL, any of its officers or directors relating to their positions as such, or any of its properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of GLOBAL which might result in any material adverse change in the operations or financial condition of GLOBAL, or which might prevent or materially impede the consummation of the transactions under this Agreement.

     5.9 Contracts. Except for this Agreement and the transactions contemplated hereby (including the Letter of Intent between the parties dated October 17, 2001), GLOBAL is not a party to any contract, nor is GLOBAL a party to any written or oral commitment for capital expenditures. GLOBAL has in all material respects performed all obligations required to be performed by it to date and is not in default in any material respect under any agreements or other documents to which it is or was a party.

     5.10 Tax Matters. Except as set forth on Schedule 5.10, all federal, foreign, state and local tax returns, reports and information statements required to be filed by or with respect to the activities of GLOBAL have been timely filed. Such returns, reports and information statements are true and correct in all material respects insofar as they relate to the activities of GLOBAL. Except as set forth in Schedule 5.10, since October 31, 2001, GLOBAL has not incurred any liability with respect to any federal, foreign, state or local taxes except in the ordinary and regular course of business and with respect to such tax or assessment. GLOBAL is not delinquent and no deficiencies for any amount of such tax have been proposed or assessed.

     5.11 Investment Intent GLOBAL is acquiring the CYBER Common Stock from the CYBER Stockholders for investment and not with a view to or for sale in connection with any distribution thereof.

     5.12 Finder's, Broker's Fees. GLOBAL is not liable or obligated to pay any finder's, agent's or broker's fee arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

     5.13 Disclosure. GLOBAL has disclosed all events, conditions and facts materially affecting the business and prospects of GLOBAL. GLOBAL has not withheld knowledge of any such events, conditions or facts which GLOBAL knows, or has reasonable grounds to know, may materially affect GLOBAL's business and prospects. No representation or warranty by GLOBAL in this Agreement nor any certificate, exhibit, schedule or other written document or statement, furnished to CYBER or the CYBER Stockholders by GLOBAL in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.


                                    SECTION 6

                             ACCESS AND INFORMATION

     6.1 As to CYBER and the CYBER Stockholders. CYBER shall give to GLOBAL, its accountants and other representatives full access during normal business hours throughout the period prior to the Closing, to all of CYBER's properties, books, contracts, commitments, and records, including information concerning its customer base and sales, and shall furnish GLOBAL during such period with all such information concerning CYBER's affairs as GLOBAL shall reasonably request.

     6.2 As to GLOBAL. GLOBAL shall give to CYBER and the CYBER Stockholders, their accountants and other representatives, full access, during normal business hours throughout the period prior to the Closing, to all of GLOBAL's books and records concerning GLOBAL's affairs as CYBER and the CYBER Stockholders shall reasonably request.

                                    SECTION 7

                       CONDUCT OF PARTIES PENDING CLOSING

     7.1 Conduct of CYBER Business Pending Closing. CYBER and the CYBER Stockholders, covenant that pending the Closing:

          7.1.1 CYBER's business will be conducted only in the ordinary course.

          7.1.2 No change will be made in CYBER's Articles of Incorporation or bylaws, and no change will be made in CYBER's issued shares of stock, other than such changes as may be first approved in writing by GLOBAL.

          7.1.3 Neither CYBER nor any of the Principal Stockholders of CYBER (for purposes of this Agreement, a "Principal Stockholder of CYBER" is defined as any stockholder holding more than 10% of the Company's common stock) will discuss or negotiate with any other corporation, firm or other person, or entertain or consider any inquiries or proposals relating to the possible disposition of its shares of capital stock, or assets of CYBER.

          7.1.4 Other than in the ordinary course of business, no contract or commitment will be entered into by or on behalf of CYBER or indebtedness otherwise incurred, except with notice in writing to and approval by GLOBAL.

          7.1.5 No dividends shall be declared, no stock bonuses or options shall be granted and no extraordinary increases in compensation to employees, including officers, shall be declared and no new employment agreement shall be entered into with officers or directors of CYBER except with notice in writing to and approval by GLOBAL.

          7.1.6 Except as otherwise requested by GLOBAL, CYBER will use its best efforts to preserve CYBER's business organization intact; to keep available to CYBER the services of its present officers and employees; and to preserve the goodwill of those having business relations with CYBER.

     7.2 Conduct of GLOBAL Pending Closing.  GLOBAL covenants that,  pending the
Closing:

          7.2.1 GLOBAL will conduct business only in the ordinary course.

          7.2.2 No change will be made in GLOBAL's Certificate of Incorporation or bylaws or in GLOBAL's authorized shares of stock except as may be first approved in writing by CYBER.

          7.2.3 GLOBAL will not discuss or negotiate with any other corporation, firm or other person, or entertain or consider any inquiries or proposals relating to the possible disposition of its shares of capital stock, or its assets, except to the extent that it may be legally obligated to do so.

          7.2.4 No dividends shall be declared, no stock options granted (other than as provided herein) and no employment agreements shall be entered into with officers or directors of GLOBAL, except as may be first approved in writing by CYBER.

                                    SECTION 8

                         CONDITIONS PRECEDENT TO CLOSING

     8.1 Conditions Precedent to GLOBAL's Obligations. The obligations of GLOBAL to consummate the Acquisition are subject to the fulfillment, prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, its receipt of all deliveries required by Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

          8.1.1 CYBER and the CYBER Stockholders' representations, warranties and covenants contained in this Agreement shall be true at the time of Closing as though such representations, warranties and covenants were made at such time.

          8.1.2 CYBER and the CYBER Stockholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing.

          8.1.3 Each of the CYBER Stockholders acquiring Exchange Stock will be required, to submit to GLOBAL an investment letter (the "Investment Letter") in substantially the form as Exhibit B confirming to GLOBAL (if true) the information provided therein, including that all the Exchange Stock received will be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Neither the foregoing provision nor anything in the Investment Letter shall prohibit the registration of those shares at any time following the Closing.

          8.1.4 Receipt of all necessary approvals of regulatory authorities having jurisdiction over the Acquisition and the approval of a majority of the outstanding shares of GLOBAL Common Stock.

          8.1.5 The key management staff of CYBER shall agree to continue in their present capacities with CYBER at their current levels of compensation (including normal and customary raises) and medical, hospitalization, life insurance and other similar benefits.

          8.1.6 There shall be no material adverse change in the business, assets, financial condition or prospects of CYBER through the Closing Date.

          8.1.7 Appropriate confirmations shall be given as to compliance with representations, warranties and covenants, and counsel for CYBER and the CYBER Stockholders shall deliver an opinion, addressed to GLOBAL and its stockholders, in substantially the form of Exhibit C hereto.

          8.1.8 GLOBAL shall have reasonably satisfied itself that, since the date of this Agreement, the business of CYBER has been conducted in the ordinary course; that, no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except which have occurred in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently disclosed in writing by the parties.

          8.1.9  CYBER  shall  have  granted  to  GLOBAL  (acting   through  its
     management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine CYBER's books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof and

     GLOBAL shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation.

          8.1.10 GLOBAL's independent accountants shall have confirmed that the books, records, business and affairs of CYBER are in a condition that will permit GLOBAL, to file CYBER's audited financial statements as part of the Form 8-K required to be filed as a result of the transactions described herein, within the time limits and for the periods required by Item 7 thereof.

          8.1.11 GLOBAL shall have satisfied itself that all transactions contemplated by this Agreement shall be legal and binding under applicable statutory and case law of the State of Delaware, including, but not limited to all applicable state securities laws.


     8.2 Conditions Precedent to CYBER's and the CYBER Shareholders' Obligations. The obligations of CYBER and the CYBER Stockholders to consummate the Acquisition are subject to the fulfillment, prior to or at the Closing, of all conditions elsewhere herein set forth, including, but not limited to, their receipt of all deliveries required by Section 3 herein, and fulfillment, prior to the Closing, of each of the following conditions:

          8.2.1 GLOBAL's representations, warranties and covenants contained in this Agreement shall be true at the time of Closing as though such representations, warranties and covenants were made at such time.

          8.2.2 GLOBAL shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each prior to or at the Closing.

          8.2.3 There shall be no material adverse change in the business, assets, financial condition or prospects of GLOBAL through the Closing Date..

          8.2.4 Appropriate confirmations shall be given as to compliance with representations, warranties and covenants, and counsel for GLOBAL shall deliver an opinion, addressed to CYBER and the CYBER Stockholders in substantially the form of Exhibit D hereto.

          8.2.5 Receipt of all necessary approvals of regulatory authorities having jurisdiction over the Acquisition.

          8.2.6 CYBER and the CYBER Stockholders shall have reasonably satisfied themselves that, since the date of this Agreement, the business of GLOBAL has been conducted in the ordinary course; no withdrawals of cash or other assets have been made and no indebtedness has been incurred since the date of this Agreement, except which have occurred in the ordinary course of business or with respect to services rendered or expenses incurred in connection with the Closing of this Agreement, unless said withdrawals or indebtedness were either authorized by the terms of this Agreement or subsequently disclosed in writing by the parties.

          8.2.7 GLOBAL shall have granted CYBER and the CYBER Stockholders (acting through its management personnel, counsel, accountants or other representatives designated by it) full opportunity to examine its books and records, properties, plants and equipment, proprietary rights and other instruments, rights and papers of all kinds in accordance with Section 6 hereof, and CYBER and the CYBER Stockholders shall be reasonably satisfied to proceed with the transactions contemplated by this Agreement upon completion of such examination and investigation.

          8.2.8 CYBER and the CYBER Stockholders shall have reasonably satisfied themselves that all transactions contemplated by this Agreement shall be legal and binding under applicable statutory and case law of the State of Nevada, including, but not limited to all applicable state securities laws.


                                    SECTION 9

                       ADDITIONAL COVENANTS OF THE PARTIES

     9.1 Cooperation. CYBER, the CYBER Stockholders and GLOBAL will cooperate with each other and their respective agents in carrying out the transactions contemplated by this Agreement, and in delivering all documents and instruments deemed reasonably necessary or useful by the other party.

     9.2 Expenses. Each of the parties hereto shall pay all of its respective costs and expenses (including attorneys' and accountants' fees, finder's fees, costs and expenses) incurred in connection with this Agreement and the consummation of the transactions contemplated herein.

     9.3 Post-Closing Covenants. The parties hereto agree to the following covenants to GLOBAL's operation after the Closing:

          9.3.1 For a period of two years from and after the Closing, GLOBAL shall not effect a reverse split of its outstanding capital stock unless such reverse split is required by the underwriters in a registered public offering of GLOBAL or such reverse split is necessary to obtain approval for quotation of GLOBAL's common stock on NASDAQ, in each case as determined by the Board of Directors of GLOBAL in good faith exercise of its fiduciary obligations to GLOBAL.

          9.3.2 GLOBAL shall maintain an independent transfer agent for a period of three years after the Closing Date;

          9.3.3 With a view to making available to the CYBER Stockholders the benefits of certain rules and regulations of the Securities and Exchange Commission ("SEC") that permit the sale of GLOBAL Common Stock to the public without registration, GLOBAL shall continue to:

          9.3.3.1 File with the SEC in a timely manner all reports and other documents required of GLOBAL under the Securities Act and the Exchange Act as a company registered under Section 15(d) of the Exchange Act;

          9.3.3.2 List GLOBAL with Standard and Poor's and/or Moody's for a period of at least three (3) years after the Closing so as to permit transactions in GLOBAL's eligible stock to be effected pursuant to the "manual exemption" afforded under the "Blue Sky" laws of various states.


                                   SECTION 10

                                    REMEDIES

     10.1 Mutual Termination. CYBER, the CYBER Stockholders and GLOBAL may agree to mutually terminate this Agreement by providing notice consistent with Section
12.6 prior to Closing without any liability to each other.

     10.2 Defaults Permitting Termination. If either CYBER, the CYBER Stockholders or GLOBAL materially defaults in the due and timely performance of any of their warranties, covenants, or agreements under this Agreement, the nondefaulting party or parties may on or prior to the Closing Date give notice of termination of this Agreement, in the manner provided in Section 12.6. The notice will specify with particularity the default or defaults on which the notice is based. The termination will be effective five business days after the notice is received by the addressee, unless the specified default or defaults have been cured on or before the effective date for termination.

     10.3 Post-Closing Covenants Benefit Third Parties. The post-closing covenants of Section 9.3 are expressly intended to benefit the stockholders of CYBER, any one or more of whom may seek to enforce the same on his own behalf or on behalf of stockholders similarly situated.

     10.4 Arbitration. In the event that there shall be any dispute arising out of or relating to this Agreement, the parties agree that such dispute shall be submitted to binding arbitration to take place in Los Angeles, California. Arbitration shall be under the auspices and pursuant to the rules of, the American Arbitration Association as then in effect, before a tribunal of one arbitrator, who is mutually agreeable to each of the parties to the dispute. The provisions of Section 1283.05 of the Code of Civil Procedure of the State of California are hereby incorporated herein and made a part of this agreement to arbitrate. Any award issued as a result of such arbitration or other non-judicial procedure shall be final and binding between the parties, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought.


                                   SECTION 11

                          SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

     11.1 As to CYBER and the CYBER Stockholders. The representations, warranties and covenants of CYBER and the CYBER Stockholders contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement for a period of one (1) year from the Closing.

     11.2 As to GLOBAL. The representations, warranties and covenants of GLOBAL contained herein shall survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions called for by this Agreement of one (1) year from the Closing; provided, however, that the covenants specified in Section 9.4 shall survive for the period specified therein and if no period is so specified, shall survive for a period of one year from the Closing.


                                   SECTION 12

                                  MISCELLANEOUS

     12.1 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, contracts, and writings prior to the date hereof, including the Letter of Intent dated October 17, 2001. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the parties to this Agreement bound thereby.

     12.2 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns and successors in interest; provided, that neither this Agreement nor any right hereunder shall be assignable by GLOBAL, CYBER or the CYBER Stockholders without the prior written consent of the other parties.

     12.3 Attorney's Fees. Except as otherwise provided herein, in the event of any controversy, claim or dispute among the parties to this Agreement arising out of or relating to this Agreement or breach thereof, each party hereto shall pay his, her or its own legal expenses, attorney's fees and costs.

     12.4 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect on any other provisions hereof.

     12.5 Governing Law. In any action or proceeding arising out of or related to this Agreement, the law of the State of Nevada shall be followed.

     12.6 Notices. All notices or other communications required hereunder shall be in writing and shall be sufficient in all respects and shall be deemed delivered after 3 days if sent via registered or certified mail, postage prepaid; the next day if sent by overnight courier service; or upon completion of transmission if sent by facsimile:

         To CYBER and the CYBER Stockholders:
         Cyber Centers, Inc.
         287 S. Robertson Boulevard
         Beverly Hills, CA 90211
         Attn: John Veyette - President and Chief Executive Officer

         To GLOBAL:
         Global Business Services, Inc.
         213 S. Robertson Boulevard
         Beverly Hills, CA 90211
         Attn: S. M. Thompson - President and Chief Executive Officer


or if by facsimile to the facsimile number provided by the party, or by personal delivery.

     12.7  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Global Business Services, Inc.                              Cyber Centers, Inc.



By: /s/ Stephen M. Thompson                            By:/s/ John Veyette
    ----------------------------------                    ----------------------
    Stephen M. Thompson , President                    John Veyette, President